IN WITNESS WHEREOF, Pruco Life Insurance Company, T. Rowe Price Investment Services, Inc. and the undersigned funds hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 8th day of July, 1996.


COMPANY:                                PRUCO LIFE INSURANCE COMPANY

                                        By its authorized officer

                                        By: /s/ Joel Kesner
                                            ------------------------------------
                                        Title: Vice President

                                        Date:


FUNDS:                                  T. ROWE PRICE EQUITY SERIES, INC.

                                        By its authorized officer

                                        By: /s/
                                            ------------------------------------
                                        Title: Vice President

                                        Date: September 21, 1999

                                        T. ROWE PRICE INTERNATIONAL SERIES, INC.

                                        By its authorized officer

                                        By: /s/
                                            ------------------------------------
                                        Title: Vice President

                                        Date: September 21, 1999


UNDERWRITER:                            T. ROWE PRICE INVESTMENT SERVICES, INC.

                                        By its authorized officer

                                        By:  /s/
                                            ------------------------------------
                                        Title: Vice President
                                        Date: September 21, 1999

                                   SCHEDULE A

     Effective as of September 21, 1999, this Schedule A is hereby amended as follows:

         NAME OF SEPARATE ACCOUNT
         AND DATE ESTABLISHED BY                     CONTRACTS FUNDED BY
         BOARD OF DIRECTORS                          SEPARATE ACCOUNT                   DESIGNATED PORTFOLIOS

         Pruco Life Flexible Premium                 Discovery Select Annuity           T. Rowe Price International Series, Inc.
         Annuity Account                             Contract                           - T. Rowe Price International Stock
         Established June 16, 1995                                                        Portfolio

                                                                                        T. Rowe Price Equity Series, Inc.
                                                                                        - T. Rowe Price Equity Income
                                                                                          Portfolio

         Pruco Life Flexible Premium                 Discovery Choice Annuity           T. Rowe Price International Series, Inc.
         Annuity Account                             Contract                           - T. Rowe Price International Stock
         Established June 16, 1995                                                        Portfolio

                                                                                        T. Rowe Price Equity Series, Inc.
                                                                                        - T. Rowe Price Equity Income
                                                                                          Portfolio

         Pruco Life Variable                         Variable Universal Life            T. Rowe Price International Series, Inc.
         Appreciable Account                         Insurance Policy                   - T. Rowe Price International Stock
         Established January 13, 1984                                                     Portfolio

         Pruco Life Variable                         Pruselect I Variable               T. Rowe Price International Series, Inc.
         Universal Account                           Universal Life Policy              - T. Rowe Price International Stock
         Established April 17, 1989                                                       Portfolio

         Pruco Life Variable                         Pruselect II Variable              T. Rowe Price International Series, Inc.
         Universal Account                           Universal Life Policy              - T. Rowe Price International Stock
         Established April 17, 1989                                                       Portfolio

         Pruco Life Variable                         Pruselect III Variable             T. Rowe Price International Series, Inc.
         Universal Account                           Universal Life Policy              - T. Rowe Price International Stock
         Established April 17, 1989                                                       Portfolio